Exhibit 99.1

LETTER OF TRANSMITTAL AND CONSENT

Offer To Exchange Warrants to Acquire Shares of Common Stock
of
TriSalus Life Sciences, Inc.
for
Shares of Common Stock
of
TriSalus Life Sciences, Inc.
and
Consent Solicitation

THE OFFER AND CONSENT SOLICITATION (AS DEFINED BELOW) AND WITHDRAWAL RIGHTS WILL EXPIRE AT ONE MINUTE AFTER 11:59 P.M., EASTERN STANDARD TIME, ON JUNE 25, 2024, OR SUCH LATER TIME AND DATE TO WHICH WE MAY EXTEND. THE WARRANTS (AS DEFINED BELOW) TENDERED PURSUANT TO THE OFFER AND CONSENT SOLICITATION MAY BE WITHDRAWN PRIOR TO THE EXPIRATION DATE (AS DEFINED BELOW). CONSENTS MAY BE REVOKED ONLY BY WITHDRAWING THE TENDER OF THE RELATED WARRANTS AND THE WITHDRAWAL OF ANY WARRANTS WILL AUTOMATICALLY CONSTITUTE A REVOCATION OF THE RELATED CONSENTS.

The Exchange Agent for the Offer and Consent Solicitation is:

CONTINENTAL STOCK TRANSFER & TRUST COMPANY

By First Class Mail: 1 State Street, 30th Floor New York, NY 10004 Attn: Corporate Actions Department	By Overnight or Hand Delivery: 1 State Street, 30th Floor New York, NY 10004 Attn: Corporate Actions Department

By Secure Electronic Upload:

https://cstt.citrixdata.com/r-ra626d657075f47289a42ef2084830016

THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL AND CONSENT (AS DEFINED BELOW), THE WARRANTS AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH BOOK-ENTRY TRANSFER, IS AT THE OPTION AND RISK OF THE TENDERING WARRANT HOLDER (AS DEFINED BELOW), AND EXCEPT AS OTHERWISE PROVIDED IN THE INSTRUCTIONS BELOW, THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. THE WARRANT HOLDER HAS THE RESPONSIBILITY TO CAUSE THIS LETTER OF TRANSMITTAL AND CONSENT, THE TENDERED WARRANTS AND ANY OTHER DOCUMENTS TO BE TIMELY DELIVERED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY. PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL AND CONSENT, INCLUDING THE INSTRUCTIONS, CAREFULLY BEFORE COMPLETING THIS LETTER OF TRANSMITTAL AND CONSENT.

TriSalus Life Sciences, Inc., a Delaware corporation (the “Company,” “we,” “our” and “us”), has delivered to the undersigned a copy of the Prospectus/Offer to Exchange dated May 24, 2024 (the “Prospectus/Offer to Exchange”) of the Company and this Letter of Transmittal and Consent (as it may be supplemented and amended from time to time, this “Letter of Transmittal and Consent”), which together set forth the offer by the Company to each holder of each class of Warrants (as defined below), consisting of the Public Warrants, Private Placement Warrants and

Working Capital Warrants (and, for the avoidance of doubt, do not include any OrbiMed Warrants), to purchase shares of common stock, par value $0.0001 per share ( “Common Stock”), of the Company, of the opportunity to receive 0.3 shares of Common Stock in exchange for each Warrant tendered by the holders (“Warrant Holders”), which includes holders of the Public Warrants, Private Placement Warrants and Working Capital Warrants, and exchanged pursuant to the offer (the “Offer”). Unless defined herein, terms used in this Letter of Transmittal and Consent shall have definitions set forth in the Prospectus/Offer to Exchange.

The “Warrants” referred to herein collectively refer to the Public Warrants, the Private Placement Warrants and the Working Capital Warrants. Each Warrant entitles the holder to purchase one share of our Common Stock at a price of $11.50 per share, subject to adjustment. The Public Warrants are quoted on the Nasdaq Global Market (“Nasdaq Global”) under the symbol “TLSIW.” The Private Placement Warrants and the Working Capital Warrants are not listed on a securities exchange nor traded in an over-the-counter market. As of May 23, 2024, 14,215,112 Warrants were outstanding, which includes 8,281,779 Public Warrants, 4,933,333 Private Placement Warrants and 1,000,000 Working Capital Warrants. Pursuant to the Offer, the Company is offering up to an aggregate of 4,264,532 shares of Common Stock in exchange for the Warrants.

Concurrently with the Offer, the Company is also soliciting consents (the “Consent Solicitation”) from Warrant Holders (the “Consent Warrants”) to amend the warrant agreement, dated as of December 17, 2020, by and between the Company (f/k/a MedTech Acquisition Corp.) and Continental Stock Transfer & Trust Company (the “Warrant Agreement”), which governs all of the Warrants, to permit the Company the option to require that all Warrants in one or more classes of Exchange Warrants that are outstanding upon the closing of the Offer be converted into 0.27 shares of Common Stock, which is a ratio 10% less than the exchange ratio applicable to the Offer, in accordance with the Warrant Amendment; in the event that the Company elects to exchange all of the outstanding Exchange Warrants, the Exercise Period would expire after the Adjusted Expiration Date, which will then be the last day of the Exercise Period of the Warrants, as adjusted, as a result of such mandatory exchange. Pursuant to the terms of the Warrant Agreement, certain amendments including the Warrant Amendment, require the vote or written consent of holders of at least a majority of the then outstanding (i) Public Warrants (the “Public Warrant Consent Threshold”), (ii) Private Placement Warrants with respect to modifications or amendments that apply to the Private Placement Warrants (the “Private Placement Warrant Consent Threshold”) or any provision of the Warrant Agreement with respect to the Private Placement Warrants, including the Warrant Amendment, and (iii) Working Capital Warrants with respect to modifications or amendments that apply to the Working Capital Warrants (the “Working Capital Warrant Consent Threshold,” and together with the Public Warrant Consent Threshold and the Private Placement Warrant Consent Threshold, as applicable, the “Consent Threshold”) or any provision of the Warrant Agreement with respect to the Working Capital Warrants, including the Warrant Amendment. As a result, in order to amend the Warrant Agreement with respect to the (i) Public Warrants, consent of a majority of the Public Warrants is required and (ii) the Private Placement Warrants or the Working Capital Warrants, consent of a majority of the Public Warrants and Private Placement Warrants or Working Capital Warrants is required, depending on the class amended.

Parties representing approximately 34.8% of the Public Warrants, 0% of the Private Placement Warrants and 0% of the Working Capital Warrants have agreed to tender their Warrants in the Offer and to consent to the Warrant Amendment in the Consent Solicitation pursuant to tender and support agreements (each, a “Tender and Support Agreement”). Accordingly, if holders of an additional approximately 15.3% of the outstanding Public Warrants consent to the Warrant Amendment in the Consent Solicitation, and the other conditions described in the Prospectus/Offer to Exchange are satisfied or waived, then the Warrant Amendment will be adopted with respect to the Public Warrants. Similarly, (i) if holders of at least a majority of the outstanding Private Placement Warrants consent to the Warrant Amendment in the Consent Solicitation, and the other conditions described in the Prospectus/Offer to Exchange are satisfied or waived (including receipt of consent from holders of at least a majority of Public Warrants), then the Warrant Amendment will be adopted with respect to the Private Placement Warrants and (ii) if holders of at least a majority of the outstanding Working Capital Warrants consent to the Warrant Amendment in the Consent Solicitation, and the other conditions described in the Prospectus/Offer to Exchange are satisfied or waived (including receipt of consent from holders of at least a majority of Public Warrants), then the Warrant Amendment will be adopted with respect to the Working Capital Warrants. Holders of 19.4% of the Public Warrants that have entered into Tender and Support Agreements have reserved the right to exercise their Public Warrants during the Offer Period. Any Warrants exercised prior to the expiration of the Offer Period will reduce the Warrants outstanding and will be omitted from the calculation of those Warrants that have consented to the Warrant Amendment in the Consent Solicitation.

Warrant Holders may not consent to the Warrant Amendment without tendering their Consent Warrants in the Offer and Warrant Holders may not tender such Warrants without consenting to the Warrant Amendment. The consent to the Warrant Amendment is a part of this Letter of Transmittal and Consent relating to the Warrants, and therefore by tendering the Consent Warrants for exchange, Warrant Holders will be delivering to us their consent. Warrant Holders may revoke their respective consent at any time prior to the Expiration Date (as defined below) by withdrawing such Consent Warrants tendered in the Offer.

Warrants not exchanged for shares of Common Stock pursuant to the Offer will remain outstanding subject to their current terms or amended terms if the Warrant Amendment is approved with respect to the applicable class of Warrants. We reserve the right to redeem any of the Public Warrants pursuant to their current terms at any time, including prior to the completion of the Offer and Consent Solicitation, and if the Warrant Amendment is approved, we may require at our option the conversion of one or more classes of Exchange Warrants to shares of Common Stock as provided in the Warrant Amendment.

The Offer and Consent Solicitation is made solely upon the terms and conditions in the Prospectus/Offer to Exchange and in this Letter of Transmittal and Consent. The Offer and Consent Solicitation will expire at one minute after 11:59 p.m., Eastern Standard Time, on June 25, 2024, or such later time and date to which we may extend (the period during which the Offer and Consent Solicitation is open, giving effect to any withdrawal or extension, is referred to as the “Offer Period,” and the date and time at which the Offer Period ends is referred to as the “Expiration Date”).

Each Warrant Holder whose Warrants are exchanged pursuant to the Offer and Consent Solicitation will receive 0.3 shares of Common Stock for each Warrant tendered by such Warrant Holder and exchanged. Any Warrant Holder that participates in the Offer and Consent Solicitation may tender less than all of its Warrants for exchange.

No fractional shares of Common Stock will be issued pursuant to the Offer. In lieu of issuing fractional shares, any Warrant Holder who would otherwise have been entitled to receive fractional shares pursuant to the Offer will, after aggregating all such fractional shares of such Warrant Holder, be paid cash (without interest) in an amount equal to such fractional part of a share multiplied by the last sale price of Common Stock on the Nasdaq Global on the last trading day of the Offer Period. Our obligation to complete the Offer is not conditioned on the receipt of a minimum number of tendered Warrants.

We may withdraw the Offer and Consent Solicitation only if the conditions to the Offer and Consent Solicitation are not satisfied or waived prior to the Expiration Date. Promptly upon any such withdrawal, we will return the tendered Warrants to the Warrant Holders (and, in the case of any Consent Warrants, the related consent to the Warrant Amendment will be revoked).

This Letter of Transmittal and Consent is to be used to accept the Offer and Consent Solicitation if the applicable Warrants are to be tendered by effecting a book-entry transfer into the exchange agent’s account at the Depository Trust Company (“DTC”); provided, however, that it is not necessary to execute and deliver this Letter of Transmittal and Consent if instructions with respect to the tender of such Warrants are transmitted through DTC’s Automated Tender Offer Program (“ATOP”). Except in instances where a Warrant Holder intends to tender Warrants through ATOP, the Warrant Holder should complete, execute and deliver this Letter of Transmittal and Consent to indicate the action it desires to take with respect to the Offer and Consent Solicitation.

Warrant Holders tendering Warrants by book-entry transfer to the exchange agent’s account at DTC may execute the tender through ATOP, and in that case need not complete, execute and deliver this Letter of Transmittal and Consent. DTC participants accepting the Offer and Consent Solicitation may transmit their acceptance to DTC, which will verify the acceptance and execute a book-entry delivery to the exchange agent’s account at DTC. DTC will then send an “Agent’s Message” to the exchange agent for its acceptance. Delivery of the Agent’s Message by DTC will satisfy the terms of the Offer and Consent Solicitation as to execution and delivery of a Letter of Transmittal and Consent by the DTC participant identified in the Agent’s Message. Any Warrant Holder tendering by book-entry transfer must expressly acknowledge that it has received and agrees to be bound by this Letter of Transmittal and Consent and that this Letter of Transmittal and Consent may be enforced against it.

As used in this Letter of Transmittal and Consent, with respect to the tender procedures set forth herein, the term “registered holder” means any person in whose name Warrants are registered on the books of the Company or who is listed as a participant in a clearing agency’s security position listing with respect to the Warrants.

WE ARE NOT AWARE OF ANY U.S. STATE WHERE THE MAKING OF THE OFFER AND THE CONSENT SOLICITATION IS NOT IN COMPLIANCE WITH APPLICABLE LAW. IF WE BECOME AWARE OF ANY U.S. STATE WHERE THE MAKING OF THE OFFER AND THE CONSENT SOLICITATION OR THE ACCEPTANCE OF THE WARRANTS PURSUANT TO THE OFFER IS NOT IN COMPLIANCE WITH APPLICABLE LAW, WE WILL MAKE A GOOD FAITH EFFORT TO COMPLY WITH THE APPLICABLE LAW. IF, AFTER SUCH GOOD FAITH EFFORT, WE CANNOT COMPLY WITH THE APPLICABLE LAW, THE OFFER AND THE CONSENT SOLICITATION WILL NOT BE MADE TO (NOR WILL TENDERS BE ACCEPTED FROM OR ON BEHALF OF) THE WARRANT HOLDERS.

PLEASE SEE THE INSTRUCTIONS TO THIS LETTER OF TRANSMITTAL AND CONSENT BEGINNING ON PAGE 11 FOR THE PROPER USE AND DELIVERY OF THIS LETTER OF TRANSMITTAL AND CONSENT.

DESCRIPTION OF WARRANTS TENDERED

List below the Warrants to which this Letter of Transmittal and Consent relates. If the space below is inadequate, list the registered Warrant certificate numbers on a separate signed schedule and affix the list to this Letter of Transmittal and Consent.

Name(s) and Address(es) of Registered Holder(s) of Warrants	Number of Warrants Tendered
Total:

☐

CHECK HERE IF THE WARRANTS LISTED ABOVE ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

Name of Tendering Institution:
Account Number:
Transaction Code Number:

By crediting the Warrants to the Exchange Agent’s account at DTC using ATOP and by complying with applicable ATOP procedures with respect to the Offer and Consent Solicitation, including, if applicable, transmitting to the Exchange Agent an Agent’s Message in which the holder of the Warrants acknowledges and agrees to be bound by the terms of, and makes the representations and warranties contained in, this Letter of Transmittal and Consent, the participant in DTC confirms on behalf of itself and the beneficial owner(s) of such Warrants all provisions of this Letter of Transmittal and Consent (including consent to the Warrant Amendment and all representations and warranties) applicable to it and such beneficial owner(s) as fully as if it had completed the required information and executed and transmitted this Letter of Transmittal and Consent to the Exchange Agent.

NOTE: SIGNATURES MUST BE PROVIDED BELOW. PLEASE READ THE

ACCOMPANYING INSTRUCTIONS CAREFULLY.

TriSalus Life Sciences, Inc.
c/o Continental Stock Transfer & Trust Company, as Exchange Agent
1 State Street, 30th Floor
New York, NY 10004
Attn: Corporate Actions Department

Upon and subject to the terms and conditions set forth in the Prospectus/Offer to Exchange and in this Letter of Transmittal and Consent, receipt of which is hereby acknowledged, the undersigned hereby:

(i)	tenders to the Company for exchange pursuant to the Offer and Consent Solicitation the number of Warrants indicated above under “Description of Warrants Tendered—Number of Warrants Tendered;”
(ii)

subscribes for the Common Stock issuable upon the exchange of such tendered Warrants pursuant to the Offer and Consent Solicitation, being 0.3 shares of Common Stock for each Warrant so tendered for exchange; and

(iii)	if the Warrants indicated above under “Description of Warrants Tendered” include any Consent Warrants, consents to the Warrant Amendment.

Except as stated in the Prospectus/Offer to Exchange, the tender made hereby is irrevocable. The undersigned understands that this tender will remain in full force and effect unless and until such tender is withdrawn and revoked in accordance with the procedures set forth in the Prospectus/Offer to Exchange and this Letter of Transmittal and Consent. The undersigned understands that this tender may not be withdrawn after the Expiration Date, and that a notice of withdrawal will be effective only if delivered to the Exchange Agent in accordance with the specific withdrawal procedures set forth in the Prospectus/Offer to Exchange.

If the undersigned holds Warrants for beneficial owners, the undersigned represents that it has received from each beneficial owner thereof a duly completed and executed form of “Instructions Form” in the form attached to the “Letter to Clients of Brokers, Dealers, Commercial Banks, Trust Companies and Other Nominees” which was sent to the undersigned by the Company with this Letter of Transmittal and Consent, instructing the undersigned to take the action described in this Letter of Transmittal and Consent.

If the undersigned is not the registered holder of the Warrants indicated under “Description of Warrants Tendered” above or such holder’s legal representative or attorney-in-fact (or, in the case of Warrants held through DTC, the DTC participant for whose account such Warrants are held), then the undersigned has obtained a properly completed irrevocable proxy that authorizes the undersigned (or the undersigned’s legal representative or attorney-in fact) to deliver a consent in respect of such Warrants on behalf of the holder thereof, and such proxy is being delivered to the Exchange Agent with this Letter of Transmittal and Consent.

The undersigned understands that, upon and subject to the terms and conditions set forth in the Prospectus/Offer to Exchange and this Letter of Transmittal and Consent, any Warrants properly tendered and not withdrawn which are accepted for exchange will be exchanged for shares of Common Stock. The undersigned understands that, under certain circumstances, the Company may not be required to accept any of the Warrants tendered (including any Warrants tendered after the Expiration Date). If any Warrants are not accepted for exchange for any reason or if tendered Warrants are withdrawn, such unexchanged or withdrawn Warrants will be returned without expense to the tendering holder, if applicable, and the related consent to the Warrant Amendment will be revoked.

The undersigned understands that, upon and subject to the terms and conditions set forth in the Prospectus/Offer to Exchange and this Letter of Transmittal and Consent, any Consent Warrants properly tendered and not validly withdrawn which are accepted for exchange constitute the holder’s validly delivered consent to the Warrant Amendment. A holder of Consent Warrants may not consent to the Warrant Amendment without tendering his or her Consent Warrants in the Offer and a holder of Consent Warrants may not tender his or her Consent Warrants without consenting to the Warrant Amendment. A holder may revoke his or her consent to the Warrant Amendment at any time prior to the Expiration Date by withdrawing the Warrants he or she has tendered.

Subject to, and effective upon, the Company’s acceptance of the undersigned’s tender of Warrants for exchange pursuant to the Offer and Consent Solicitation as indicated under “Description of Warrants Tendered — Number of Warrants Tendered” above, the undersigned hereby:

(i)

assigns and transfers to, or upon the order of, the Company, all right, title and interest in and to, and any and all claims in respect of or arising or having arisen as a result of the undersigned’s status as a holder of, such Warrants;

(ii)	waives any and all rights with respect to such Warrants;
(iii)	releases and discharges the Company from any and all claims the undersigned may have now, or may have in the future, arising out of or related to such Warrants;
(iv)	acknowledges that the Offer is discretionary and may be extended, modified, suspended or terminated by the Company as provided in the Prospectus/Offer to Exchange; and
(v)	acknowledges the future value of the Warrants and Common Stock is unknown and cannot be predicted with certainty.

The undersigned understands that tenders of Warrants pursuant to any of the procedures described in the Prospectus/Offer to Exchange and in the instructions in this Letter of Transmittal and Consent, if and when accepted by the Company, will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer and Consent Solicitation.

Effective upon acceptance for exchange, the undersigned hereby irrevocably constitutes and appoints the Exchange Agent, acting as agent for the Company, as the true and lawful agent and attorney-in-fact of the undersigned with respect to the Warrants tendered hereby, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to:

(i)	transfer ownership of such Warrants on the account books maintained by DTC together with all accompanying evidences of transfer and authenticity to or upon the order of the Company;
(ii)	present such Warrants for transfer of ownership on the books of the Company;
(iii)

cause ownership of such Warrants to be transferred to, or upon the order of, the Company on the books of the Company or its agent and deliver all accompanying evidences of transfer and authenticity to, or upon the order of, the Company; and

(iv)	receive all benefits and otherwise exercise all rights of beneficial ownership of such Warrants;

all in accordance with the terms of the Offer and Consent Solicitation, as described in the Prospectus/Offer to Exchange and this Letter of Transmittal and Consent.

The undersigned hereby represents, warrants and agrees that:

(i)	the undersigned has full power and authority to tender the Warrants tendered hereby and to sell, exchange, assign and transfer all right, title and interest in and to such Warrants;
(ii)	the undersigned has full power and authority to subscribe for all of the shares of Common Stock issuable pursuant to the Offer and Consent Solicitation in exchange for the Warrants tendered hereby;

(iii)

the undersigned has good, marketable and unencumbered title to the Warrants tendered hereby, and upon acceptance of such Warrants by the Company for exchange pursuant to the Offer and Consent Solicitation the Company will acquire good, marketable and unencumbered title to such Warrants, in each case free and clear of any security interests, liens, restrictions, charges, encumbrances, conditional sales agreements or other obligations of any kind, and not subject to any adverse claim;

(iv)	the undersigned has full power and authority to consent to the Warrant Amendment;
(v)

the undersigned will, upon request, execute and deliver any additional documents deemed by the Company or the Exchange Agent to be necessary or desirable to complete and give effect to the transactions contemplated hereby;

(vi)	the undersigned has received and reviewed the Prospectus/Offer to Exchange, this Letter of Transmittal and Consent and the Warrant Amendment;
(vii)

the undersigned acknowledges that none of the Company, the information agent, the Exchange Agent, the dealer manager and solicitation agent or any person acting on behalf of any of the foregoing has made any statement, representation or warranty, express or implied, to the undersigned with respect to the Company, the Offer and Consent Solicitation, the Warrants, or the Common Stock, other than the information included in the Prospectus/Offer to Exchange (as amended or supplemented prior to the Expiration Date);

(viii)

the terms and conditions of the Prospectus/Offer to Exchange shall be deemed to be incorporated in, and form a part of, this Letter of Transmittal and Consent, which shall be read and construed accordingly;

(ix)

the undersigned understands that tenders of Warrants pursuant to the Offer and Consent Solicitation and in the instructions hereto constitute the undersigned’s acceptance of the terms and conditions of the Offer and Consent Solicitation;

(x)	the undersigned is voluntarily participating in the Offer; and
(xi)	the undersigned agrees to all of the terms of the Offer and Consent Solicitation.

Unless otherwise indicated under “Special Issuance Instructions” below, the Company will issue in the name(s) of the undersigned as indicated under “Description of Warrants Tendered” above, shares of Common Stock to which the undersigned is entitled pursuant to the terms of the Offer and Consent Solicitation in respect of the Warrants tendered and exchanged pursuant to this Letter of Transmittal and Consent. If the “Special Issuance Instructions” below are completed, the Company will issue such shares of Common Stock in the name of (and pay cash in lieu of any fractional shares to) the person or account indicated under “Special Issuance Instructions.”

The undersigned agrees that the Company has no obligation under the “Special Issuance Instructions” provision of this Letter of Transmittal and Consent to effect the transfer of any Warrants from the holder(s) thereof if the Company does not accept for exchange any of the Warrants tendered pursuant to this Letter of Transmittal and Consent.

The acknowledgments, representations, warranties and agreements of the undersigned in this Letter of Transmittal and Consent will be deemed to be automatically repeated and reconfirmed on and as of each of the Expiration Date and completion of the Offer and Consent Solicitation. The authority conferred or agreed to be conferred in this Letter of Transmittal and Consent shall not be affected by, and shall survive, the death or incapacity of the undersigned, and every obligation of the undersigned under this Letter of Transmittal and Consent shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal and legal representatives, successors and assigns of the undersigned.

The undersigned acknowledges that the undersigned has been advised to consult with its own legal counsel and other advisors (including tax advisors) as to the consequences of participating or not participating in the Offer and Consent Solicitation.

SPECIAL ISSUANCE INSTRUCTIONS (SEE INSTRUCTIONS, INCLUDING INSTRUCTIONS 3, 4 AND 5)

To be completed ONLY if the shares of Common Stock issued pursuant to the Offer and Consent Solicitation in exchange for Warrants tendered hereby and any Warrants delivered to the Exchange Agent herewith but not tendered and exchanged pursuant to the Offer and Consent Solicitation, are to be issued in the name of someone other than the undersigned. Issue all such shares of Common Stock and untendered Warrants to:

Name:
Address:
Tax ID Number:
(PLEASE PRINT OR TYPE) (INCLUDE ZIP CODE) (TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER)

IMPORTANT: PLEASE SIGN HERE (SEE INSTRUCTIONS AND ALSO COMPLETE ACCOMPANYING IRS FORM W-9 OR APPROPRIATE IRS FORM W-8 AVAILABLE AT IRS.GOV)
By completing, executing and delivering this Letter of Transmittal and Consent, the undersigned hereby tenders the Warrants indicated in the table above entitled “Description of Warrants Tendered.”
SIGNATURES REQUIRED Signature(s) of Registered Holder(s) of Warrants
Name:
Address:
Date:

(The above lines must be signed by the registered holder(s) of Warrants as the name(s) appear(s) on the Warrants or on a security position listing, or by person(s) authorized to become registered holder(s) by a properly completed assignment from the registered holder(s), a copy of which must be transmitted with this Letter of Transmittal and Consent. If Warrants to which this Letter of Transmittal and Consent relates are held of record by two or more joint holders, then all such holders must sign this Letter of Transmittal and Consent. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, or other person acting in a fiduciary or representative capacity, then such person must set forth his or her full title below and, unless waived by the Company, submit evidence satisfactory to the Company of such person’s authority so to act. See Instruction 3 regarding the completion and execution of this Letter of Transmittal and Consent.)

Name:
Capacity:
Address:
Area Code and Telephone Number:
(PLEASE PRINT OR TYPE) (INCLUDE ZIP CODE)

GUARANTEE OF SIGNATURE(S) (IF REQUIRED) (SEE INSTRUCTIONS, INCLUDING INSTRUCTION 4)
Certain signatures must be guaranteed by Eligible Institution. Signature(s) guaranteed by an Eligible Institution:
Authorized Signature
Title
Name of Firm
Address, Including Zip Code
Area Code and Telephone Number Date:

INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER AND

CONSENT SOLICITATION

1. Delivery of Letter of Transmittal and Consent and Warrants. This Letter of Transmittal and Consent is to be used only if tenders of Warrants are to be made by book-entry transfer to the Exchange Agent’s account at DTC and instructions are not being transmitted through ATOP with respect to such tenders.

Warrants may be validly tendered pursuant to the procedures for book-entry transfer as described in the Prospectus/Offer to Exchange. In order for Warrants to be validly tendered by book-entry transfer, the Exchange Agent must receive the following prior to the Expiration Date, except as otherwise permitted by use of the procedures for guaranteed delivery as described below:

(i)	timely confirmation of the transfer of such Warrants to the Exchange Agent’s account at DTC (a “Book-Entry Confirmation”);
(ii)

either a properly completed and duly executed Letter of Transmittal and Consent, or a properly transmitted “Agent’s Message” if the tendering Warrant Holder has not delivered a Letter of Transmittal and Consent; and

(iii)	any other documents required by this Letter of Transmittal and Consent.

The term “Agent’s Message” means a message, transmitted by DTC to, and received by, the Exchange Agent and forming a part of a Book-Entry Confirmation, which states that DTC has received an express acknowledgment from the participant in DTC exchanging the Warrants that such participant has received and agrees to be bound by the terms of the Letter of Transmittal and Consent and that the Company may enforce such agreement against the participant. If you are tendering by book-entry transfer, you must expressly acknowledge that you have received and agree to be bound by the Letter of Transmittal and Consent and that the Letter of Transmittal and Consent may be enforced against you.

Delivery of a Letter of Transmittal and Consent to the Company or DTC will not constitute valid delivery to the Exchange Agent. No Letter of Transmittal and Consent should be sent to the Company or DTC.

THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL AND CONSENT, TENDERED WARRANTS AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH DTC AND ANY ACCEPTANCE OR AGENT’S MESSAGE DELIVERED THROUGH ATOP, IS AT THE OPTION AND RISK OF THE TENDERING WARRANT HOLDER, AND EXCEPT AS OTHERWISE PROVIDED IN THESE INSTRUCTIONS, THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. THE WARRANT HOLDER HAS THE RESPONSIBILITY TO CAUSE THIS LETTER OF TRANSMITTAL AND CONSENT, THE TENDERED WARRANTS AND ANY OTHER DOCUMENTS TO BE TIMELY DELIVERED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

Neither the Company nor the Exchange Agent is under any obligation to notify any tendering holder of the Company’s acceptance of tendered Warrants.

2. Guaranteed Delivery. Warrant Holders desiring to tender Warrants pursuant to the Offer but whose Warrants cannot otherwise be delivered with all other required documents to the Exchange Agent prior to the Expiration Date may nevertheless tender Warrants, as long as all of the following conditions are satisfied:

(i)	the tender must be made by or through an “Eligible Institution” (as defined in Instruction 4);

(ii)

the Exchange Agent receives by hand, mail, overnight courier, facsimile or electronic mail transmission, at its address set forth in this Letter of Transmittal and Consent, prior to the Expiration Date, a properly completed and duly executed Notice of Guaranteed Delivery in the form provided by the Company to the undersigned with this Letter of Transmittal and Consent (with any required signature guarantees); and

(iii)

a confirmation of a book-entry transfer into the Exchange Agent’s account at DTC of all Warrants delivered electronically, in each case together with a properly completed and duly executed Letter of Transmittal and Consent with any required signature guarantees (or, in the case of a book-entry transfer without delivery of a Letter of Transmittal and Consent, an Agent’s Message in accordance with ATOP), and any other documents required by this Letter of Transmittal and Consent, must be received by the Exchange Agent within two days that Nasdaq Global is open for trading after the date the Exchange Agent receives such Notice of Guaranteed Delivery, all as provided in the Prospectus/Offer to Exchange.

A Warrant Holder may deliver the Notice of Guaranteed Delivery by facsimile transmission, e-mail or mail to the Exchange Agent.

Except as specifically permitted by the Prospectus/Offer to Exchange, no alternative or contingent exchanges will be accepted.

3. Signatures on Letter of Transmittal and Consent and other Documents. For purposes of the tender and consent procedures set forth in this Letter of Transmittal and Consent, the term “registered holder” means any person in whose name Warrants are registered on the books of the Company or who is listed as a participant in a clearing agency’s security position listing with respect to the Warrants.

If this Letter of Transmittal and Consent is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, or others acting in a fiduciary or representative capacity, such person must so indicate when signing and, unless waived by the Company, must submit to the Exchange Agent proper evidence satisfactory to the Company of the authority so to act.

4. Guarantee of Signatures. No signature guarantee is required if:

(i)	this Letter of Transmittal and Consent is signed by the registered holder of the Warrants and such holder has not completed the box entitled “Special Issuance Instructions”; or
(ii)

such Warrants are tendered for the account of an “Eligible Institution.” An “Eligible Institution” is a bank, broker dealer, credit union, savings association or other entity that is a member in good standing of the Securities Transfer Agents Medallion Program or a bank, broker, dealer, credit union, savings association or other entity which is an “eligible guarantor institution,” as that term is defined in Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934, as amended.

IN ALL OTHER CASES, AN ELIGIBLE INSTITUTION MUST GUARANTEE ALL SIGNATURES ON THIS LETTER OF TRANSMITTAL AND CONSENT BY COMPLETING AND SIGNING THE TABLE ENTITLED “GUARANTEE OF SIGNATURE(S)” ABOVE.

5. Warrants Tendered. Any Warrant Holder who chooses to participate in the Offer and Consent Solicitation may exchange some or all of such holder’s Warrants pursuant to the terms of the Offer and Consent Solicitation.

6. Inadequate Space. If the space provided under “Description of Warrants Tendered” is inadequate, the name(s) and address(es) of the registered holder(s), number of Warrants being delivered herewith, and number of such Warrants tendered hereby should be listed on a separate, signed schedule and attached to this Letter of Transmittal and Consent.

7. Transfer Taxes. The Company will pay all transfer taxes, if any, applicable to the transfer of Warrants to the Company in the Offer and Consent Solicitation. If transfer taxes are imposed for any other reason, the amount of those transfer taxes, whether imposed on the registered holder or any other persons, will be payable by the tendering holder. Other reasons transfer taxes could be imposed include:

(i)	If shares of Common Stock are to be registered or issued in the name of any person other than the person signing this Letter of Transmittal and Consent; or
(ii)	if tendered Warrants are registered in the name of any person other than the person signing this Letter of Transmittal and Consent.

If satisfactory evidence of payment of or exemption from those transfer taxes is not submitted with this Letter of Transmittal and Consent, the amount of those transfer taxes will be billed directly to the tendering holder and/or withheld from any payment due with respect to the Warrants tendered by such holder.

8. Validity of Tenders. All questions as to the number of Warrants to be accepted, and the validity, form, eligibility (including time of receipt) and acceptance of any tender of Warrants will be determined by the Company in its reasonable discretion, which determinations shall be final and binding on all parties, subject to each Warrant Holder’s right to challenge any determination by the Company in a court of competent jurisdiction. The Company reserves the absolute right to reject any or all tenders of Warrants it determines not to be in proper form. The Company also reserves the absolute right to waive any defect or irregularity in the tender of any particular Warrant, whether or not similar defects or irregularities are waived in the case of other tendered Warrants. The Company’s interpretation of the terms and conditions of the Offer and Consent Solicitation (including this Letter of Transmittal and Consent and the instructions hereto) will be final and binding on all parties, subject to each Warrant Holder’s right to challenge any determination by the Company in a court of competent jurisdiction. The Company is not aware of any U.S. state where the making of the Offer and the Consent Solicitation is not in compliance with applicable law. If the Company becomes aware of any U.S. state where the making of the Offer and the Consent Solicitation or the acceptance of the Warrants pursuant to the Offer is not in compliance with applicable law, it will make a good faith effort to comply with the applicable law. If, after such good faith effort, the Company cannot comply with the applicable law, the Offer and the Consent Solicitation will not be made to (nor will tenders be accepted from or on behalf of) the Warrant Holders in such state where such law is applicable. Unless waived, any defects or irregularities in connection with tenders of Warrants must be cured within such time as the Company shall determine. None of the Company, the Exchange Agent, the information agent, the dealer manager and solicitation agent or any other person is or will be obligated to give notice of any defects or irregularities in tenders of Warrants, and none of them will incur any liability for failure to give any such notice. Tenders of Warrants will not be deemed to have been validly made until all defects and irregularities have been cured or waived. Any Warrants received by the Exchange Agent that are not validly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the Warrant Holders, unless otherwise provided in this Letter of Transmittal and Consent, promptly following the Expiration Date. Warrant Holders who have any questions about the procedure for tendering Warrants in the Offer and Consent Solicitation should contact the information agent at the address and telephone number indicated herein and in the Prospectus/Offer to Exchange. Consent Warrants properly tendered and not validly withdrawn that are accepted for exchange constitute the holder’s validly delivered consent to the Warrant Amendment.

9. Waiver of Conditions. The Company reserves the right to waive any condition, other than as described in the section of the Prospectus/Offer to Exchange entitled “The Offer and Consent Solicitation — General Terms — Conditions to the Offer and Consent Solicitation.”

10. Withdrawal. Tenders of Warrants may be withdrawn only pursuant to the procedures and subject to the terms set forth in the section of the Prospectus/Offer to Exchange entitled “The Offer and Consent Solicitation — Withdrawal Rights.” Warrant Holders can withdraw tendered Warrants at any time prior to the Expiration Date, and Warrants that the Company has not accepted for exchange by July 24, 2024 may thereafter be withdrawn at any time after such date until such Warrants are accepted by the Company for exchange pursuant to the Offer and Consent Solicitation. Except as otherwise provided in the Prospectus/Offer to Exchange, in order for the withdrawal of Warrants to be effective, a written notice of withdrawal satisfying the applicable requirements for withdrawal set forth in the section of the Prospectus/Offer to Exchange entitled “The Offer and Consent Solicitation — Withdrawal Rights” must be timely received from the holder by the Exchange Agent at its address stated herein, together with any other information required as described in such section of the Prospectus/Offer to Exchange. All questions as to the form and validity (including time of receipt) of any notice of withdrawal will be determined by the Company, in its reasonable discretion, and its determination shall be final and binding, subject to each Warrant Holder’s right to challenge any determination by the Company in a court of competent jurisdiction. None of the Company, the Exchange Agent, the information agent, the dealer manager and solicitation agent or any other person is under any duty to give notification of any defect or irregularity in any notice of withdrawal or will incur any liability for failure to give any such notification. Any Warrants properly withdrawn will be deemed not to have been validly tendered for purposes of the Offer and Consent Solicitation. However, at any time prior to the Expiration Date, a Warrant Holder may re-tender withdrawn Warrants by following the applicable procedures discussed in the Prospectus/Offer to Exchange and this Letter of Transmittal and Consent. Consents may be revoked only by withdrawing the related Consent Warrants and the withdrawal of any Consent Warrants will automatically constitute a revocation of the related consents.

11. Important Tax Information. Each person receiving payment for Warrants is required to provide the Exchange Agent with a correct taxpayer identification number (“TIN”) and certain other information on an appropriate Form W-9, or an appropriate Internal Revenue Service (“IRS”) Form W-8. Under current U.S. federal income tax laws, the Exchange Agent (as payer) may be required under the backup withholding rules to withhold a portion of the amount of any payments made to certain holders (or other payees) pursuant to the Offer and Consent Solicitation. In order to avoid such backup withholding, if the person receiving payment for the Warrants is a United States person (for U.S. federal income tax purposes), such payee must timely complete and sign the enclosed IRS Form W-9 to certify the payee’s correct TIN and to certify that such payee is not subject to such backup withholding, or must otherwise establish a basis for exemption from backup withholding (currently imposed at a rate of 24%). Certain holders or other payees (including, among others, corporations and tax-exempt organizations) are not subject to these backup withholding and reporting requirements. Exempt payees should furnish their TIN, provide the applicable codes on line 4 of the IRS Form W-9, and sign, date and send the IRS Form W-9 to the Exchange Agent. A holder or other payee who is a foreign individual or a foreign entity should complete, sign, and submit to the Exchange Agent the appropriate IRS Form W-8 attesting to such person’s exempt status. Holders and other payees are urged to consult their own tax advisors to determine whether they are exempt from or otherwise not subject to backup withholding. The appropriate IRS Form W-8 may be obtained at irs.gov. Backup withholding is not an additional tax. A holder or payee subject to the backup withholding rules will be allowed a credit of the amount withheld against such holder’s U.S. federal income tax liability, and, if backup withholding results in an overpayment of tax, such holder may be entitled to a refund, provided the requisite information is correctly furnished to the IRS in a timely manner.

12. Questions and Requests for Assistance and Additional Copies. Please direct questions or requests for assistance, or additional copies of the Prospectus/Offer to Exchange, Letter of Transmittal and Consent or other materials, in writing to the information agent for the Offer and Consent Solicitation at:

The Information Agent for the Offer and Consent Solicitation is:

Morrow Sodali LLC

430 Park Avenue, 14th Floor

New York, New York 10022

Individuals, please call toll-free: (800) 662-5200

Banks and brokerage, please call: (203) 658-9400

Email: TLSI@investor.morrowsodali.com

IMPORTANT: THIS LETTER OF TRANSMITTAL AND CONSENT, OR THE “AGENT’S MESSAGE” (IF TENDERING PURSUANT TO THE PROCEDURES FOR BOOK-ENTRY TRANSFER WITHOUT EXECUTION AND DELIVERY OF A LETTER OF TRANSMITTAL AND CONSENT), TOGETHER WITH THE TENDERED WARRANTS AND ALL OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO ONE MINUTE AFTER 11:59 P.M., EASTERN STANDARD TIME, ON JUNE 25, 2024, UNLESS A NOTICE OF GUARANTEED DELIVERY IS RECEIVED BY THE EXCHANGE AGENT BY SUCH DATE.

Form **W-9**
(Rev. March 2024)
Department of the Treasury
Internal Revenue Service

Request for Taxpayer Identification Number and Certification

Go to *www.irs.gov/FormW9* for instructions and the latest information.

Give form to the requester. Do not send to the IRS.

Before you begin. For guidance related to the purpose of Form W-9, see *Purpose of Form*, below.

Print or type. See *Specific Instructions* on page 3.

1 Name of entity/individual. An entry is required. (For a sole proprietor or disregarded entity, enter the owner's name on line 1, and enter the business/disregarded entity's name on line 2.)

2 Business name/disregarded entity name, if different from above.

3a Check the appropriate box for federal tax classification of the entity/individual whose name is entered on line 1. Check only **one** of the following seven boxes.

☐ Individual/sole proprietor ☐ C corporation ☐ S corporation ☐ Partnership ☐ Trust/estate

☐ LLC. Enter the tax classification (C = C corporation, S = S corporation, P = Partnership) . . . . . ______

Note: Check the "LLC" box above and, in the entry space, enter the appropriate code (C, S, or P) for the tax classification of the LLC, unless it is a disregarded entity. A disregarded entity should instead check the appropriate box for the tax classification of its owner.

☐ Other (see instructions) ______

3b If on line 3a you checked "Partnership" or "Trust/estate," or checked "LLC" and entered "P" as its tax classification, and you are providing this form to a partnership, trust, or estate in which you have an ownership interest, check this box if you have any foreign partners, owners, or beneficiaries. See instructions . . . . ☐

4 Exemptions (codes apply only to certain entities, not individuals; see instructions on page 3):

Exempt payee code (if any) ______

Exemption from Foreign Account Tax Compliance Act (FATCA) reporting code (if any) ______

(Applies to accounts maintained outside the United States.)

5 Address (number, street, and apt. or suite no.). See instructions.

Requester's name and address (optional)

6 City, state, and ZIP code

7 List account number(s) here (optional)

Part I Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on line 1 to avoid backup withholding. For individuals, this is generally your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the instructions for Part I, later. For other entities, it is your employer identification number (EIN). If you do not have a number, see *How to get a TIN*, later.

Note: If the account is in more than one name, see the instructions for line 1. See also *What Name and Number To Give the Requester* for guidelines on whose number to enter.

Social security number

☐☐☐ – ☐☐ – ☐☐☐☐

or

Employer identification number

☐☐ – ☐☐☐☐☐☐☐

Part II Certification

Under penalties of perjury, I certify that:

1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and
2. I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and
3. I am a U.S. citizen or other U.S. person (defined below); and
4. The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct.

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and, generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions for Part II, later.

Sign Here **Signature of U.S. person** **Date**

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Future developments. For the latest information about developments related to Form W-9 and its instructions, such as legislation enacted after they were published, go to *www.irs.gov/FormW9*.

What's New

Line 3a has been modified to clarify how a disregarded entity completes this line. An LLC that is a disregarded entity should check the appropriate box for the tax classification of its owner. Otherwise, it should check the "LLC" box and enter its appropriate tax classification.

New line 3b has been added to this form. A flow-through entity is required to complete this line to indicate that it has direct or indirect foreign partners, owners, or beneficiaries when it provides the Form W-9 to another flow-through entity in which it has an ownership interest. This change is intended to provide a flow-through entity with information regarding the status of its indirect foreign partners, owners, or beneficiaries, so that it can satisfy any applicable reporting requirements. For example, a partnership that has any indirect foreign partners may be required to complete Schedules K-2 and K-3. See the Partnership Instructions for Schedules K-2 and K-3 (Form 1065).

Purpose of Form

An individual or entity (Form W-9 requester) who is required to file an information return with the IRS is giving you this form because they

Cat. No. 10231X Form **W-9** (Rev. 3-2024)

Form W-9 (Rev. 3-2024) Page 2

must obtain your correct taxpayer identification number (TIN), which may be your social security number (SSN), individual taxpayer identification number (ITIN), adoption taxpayer identification number (ATIN), or employer identification number (EIN), to report on an information return the amount paid to you, or other amount reportable on an information return. Examples of information returns include, but are not limited to, the following.

- Form 1099-INT (interest earned or paid).
- Form 1099-DIV (dividends, including those from stocks or mutual funds).
- Form 1099-MISC (various types of income, prizes, awards, or gross proceeds).
- Form 1099-NEC (nonemployee compensation).
- Form 1099-B (stock or mutual fund sales and certain other transactions by brokers).
- Form 1099-S (proceeds from real estate transactions).
- Form 1099-K (merchant card and third-party network transactions).
- Form 1098 (home mortgage interest), 1098-E (student loan interest), and 1098-T (tuition).
- Form 1099-C (canceled debt).
- Form 1099-A (acquisition or abandonment of secured property).

Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN.

Caution: If you don't return Form W-9 to the requester with a TIN, you might be subject to backup withholding. See *What is backup withholding*, later.

By signing the filled-out form, you:

1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued);

2. Certify that you are not subject to backup withholding; or

3. Claim exemption from backup withholding if you are a U.S. exempt payee; and

4. Certify to your non-foreign status for purposes of withholding under chapter 3 or 4 of the Code (if applicable); and

5. Certify that FATCA code(s) entered on this form (if any) indicating that you are exempt from the FATCA reporting is correct. See *What Is FATCA Reporting*, later, for further information.

Note: If you are a U.S. person and a requester gives you a form other than Form W-9 to request your TIN, you must use the requester's form if it is substantially similar to this Form W-9.

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

- An individual who is a U.S. citizen or U.S. resident alien;
- A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States;
- An estate (other than a foreign estate); or
- A domestic trust (as defined in Regulations section 301.7701-7).

Establishing U.S. status for purposes of chapter 3 and chapter 4 withholding. Payments made to foreign persons, including certain distributions, allocations of income, or transfers of sales proceeds, may be subject to withholding under chapter 3 or chapter 4 of the Code (sections 1441–1474). Under those rules, if a Form W-9 or other certification of non-foreign status has not been received, a withholding agent, transferee, or partnership (payor) generally applies presumption rules that may require the payor to withhold applicable tax from the recipient, owner, transferor, or partner (payee). See Pub. 515, Withholding of Tax on Nonresident Aliens and Foreign Entities.

The following persons must provide Form W-9 to the payor for purposes of establishing its non-foreign status.

- In the case of a disregarded entity with a U.S. owner, the U.S. owner of the disregarded entity and not the disregarded entity.
- In the case of a grantor trust with a U.S. grantor or other U.S. owner, generally, the U.S. grantor or other U.S. owner of the grantor trust and not the grantor trust.
- In the case of a U.S. trust (other than a grantor trust), the U.S. trust and not the beneficiaries of the trust.

See Pub. 515 for more information on providing a Form W-9 or a certification of non-foreign status to avoid withholding.

Foreign person. If you are a foreign person or the U.S. branch of a foreign bank that has elected to be treated as a U.S. person (under Regulations section 1.1441-1(b)(2)(iv) or other applicable section for chapter 3 or 4 purposes), do not use Form W-9. Instead, use the appropriate Form W-8 or Form 8233 (see Pub. 515). If you are a qualified foreign pension fund under Regulations section 1.897(l)-1(d), or a partnership that is wholly owned by qualified foreign pension funds, that is treated as a non-foreign person for purposes of section 1445 withholding, do not use Form W-9. Instead, use Form W-8EXP (or other certification of non-foreign status).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a saving clause. Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items.

1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

2. The treaty article addressing the income.

3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

4. The type and amount of income that qualifies for the exemption from tax.

5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if their stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first Protocol) and is relying on this exception to claim an exemption from tax on their scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

If you are a nonresident alien or a foreign entity, give the requester the appropriate completed Form W-8 or Form 8233.

Backup Withholding

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 24% of such payments. This is called "backup withholding." Payments that may be subject to backup withholding include, but are not limited to, interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, payments made in settlement of payment card and third-party network transactions, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

1. You do not furnish your TIN to the requester;

2. You do not certify your TIN when required (see the instructions for Part II for details);

3. The IRS tells the requester that you furnished an incorrect TIN;

4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only); or

5. You do not certify to the requester that you are not subject to backup withholding, as described in item 4 under "*By signing the filled-out form*" above (for reportable interest and dividend accounts opened after 1983 only).

Form W-9 (Rev. 3-2024) Page 3

Certain payees and payments are exempt from backup withholding. See *Exempt payee code*, later, and the separate Instructions for the Requester of Form W-9 for more information.

See also *Establishing U.S. status for purposes of chapter 3 and chapter 4 withholding*, earlier.

What Is FATCA Reporting?

The Foreign Account Tax Compliance Act (FATCA) requires a participating foreign financial institution to report all U.S. account holders that are specified U.S. persons. Certain payees are exempt from FATCA reporting. See *Exemption from FATCA reporting code*, later, and the Instructions for the Requester of Form W-9 for more information.

Updating Your Information

You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you are no longer tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account, for example, if the grantor of a grantor trust dies.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Line 1

You must enter one of the following on this line; **do not** leave this line blank. The name should match the name on your tax return.

If this Form W-9 is for a joint account (other than an account maintained by a foreign financial institution (FFI)), list first, and then circle, the name of the person or entity whose number you entered in Part I of Form W-9. If you are providing Form W-9 to an FFI to document a joint account, each holder of the account that is a U.S. person must provide a Form W-9.

• **Individual.** Generally, enter the name shown on your tax return. If you have changed your last name without informing the Social Security Administration (SSA) of the name change, enter your first name, the last name as shown on your social security card, and your new last name.

Note for ITIN applicant: Enter your individual name as it was entered on your Form W-7 application, line 1a. This should also be the same as the name you entered on the Form 1040 you filed with your application.

• **Sole proprietor.** Enter your individual name as shown on your Form 1040 on line 1. Enter your business, trade, or "doing business as" (DBA) name on line 2.

• **Partnership, C corporation, S corporation, or LLC, other than a disregarded entity.** Enter the entity's name as shown on the entity's tax return on line 1 and any business, trade, or DBA name on line 2.

• **Other entities.** Enter your name as shown on required U.S. federal tax documents on line 1. This name should match the name shown on the charter or other legal document creating the entity. Enter any business, trade, or DBA name on line 2.

• **Disregarded entity.** In general, a business entity that has a single owner, including an LLC, and is not a corporation, is disregarded as an entity separate from its owner (a disregarded entity). See Regulations section 301.7701-2(c)(2). A disregarded entity should check the appropriate box for the tax classification of its owner. Enter the owner's name on line 1. The name of the owner entered on line 1 should never be a disregarded entity. The name on line 1 should be the name shown on the income tax return on which the income should be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a single owner that is a U.S. person, the U.S. owner's name is required to be provided on line 1. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity's name on line 2. If the owner of the disregarded entity is a foreign person, the owner must complete an appropriate Form W-8 instead of a Form W-9. This is the case even if the foreign person has a U.S. TIN.

Line 2

If you have a business name, trade name, DBA name, or disregarded entity name, enter it on line 2.

Line 3a

Check the appropriate box on line 3a for the U.S. federal tax classification of the person whose name is entered on line 1. Check only one box on line 3a.

IF the entity/individual on line 1 is a(n) . . .	THEN check the box for . . .
• Corporation	Corporation.
• Individual or • Sole proprietorship	Individual/sole proprietor.
• LLC classified as a partnership for U.S. federal tax purposes or • LLC that has filed Form 8832 or 2553 electing to be taxed as a corporation	Limited liability company and enter the appropriate tax classification: P = Partnership, C = C corporation, or S = S corporation.
• Partnership	Partnership.
• Trust/estate	Trust/estate.

Line 3b

Check this box if you are a partnership (including an LLC classified as a partnership for U.S. federal tax purposes), trust, or estate that has any foreign partners, owners, or beneficiaries, and you are providing this form to a partnership, trust, or estate, in which you have an ownership interest. You must check the box on line 3b if you receive a Form W-8 (or documentary evidence) from any partner, owner, or beneficiary establishing foreign status or if you receive a Form W-9 from any partner, owner, or beneficiary that has checked the box on line 3b.

Note: A partnership that provides a Form W-9 and checks box 3b may be required to complete Schedules K-2 and K-3 (Form 1065). For more information, see the Partnership Instructions for Schedules K-2 and K-3 (Form 1065).

If you are required to complete line 3b but fail to do so, you may not receive the information necessary to file a correct information return with the IRS or furnish a correct payee statement to your partners or beneficiaries. See, for example, sections 6698, 6722, and 6724 for penalties that may apply.

Line 4 Exemptions

If you are exempt from backup withholding and/or FATCA reporting, enter in the appropriate space on line 4 any code(s) that may apply to you.

Exempt payee code.

• Generally, individuals (including sole proprietors) are not exempt from backup withholding.

• Except as provided below, corporations are exempt from backup withholding for certain payments, including interest and dividends.

• Corporations are not exempt from backup withholding for payments made in settlement of payment card or third-party network transactions.

• Corporations are not exempt from backup withholding with respect to attorneys' fees or gross proceeds paid to attorneys, and corporations that provide medical or health care services are not exempt with respect to payments reportable on Form 1099-MISC.

The following codes identify payees that are exempt from backup withholding. Enter the appropriate code in the space on line 4.

1—An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2).

Form W-9 (Rev. 3-2024) Page 4

2—The United States or any of its agencies or instrumentalities.

3—A state, the District of Columbia, a U.S. commonwealth or territory, or any of their political subdivisions or instrumentalities.

4—A foreign government or any of its political subdivisions, agencies, or instrumentalities.

5—A corporation.

6—A dealer in securities or commodities required to register in the United States, the District of Columbia, or a U.S. commonwealth or territory.

7—A futures commission merchant registered with the Commodity Futures Trading Commission.

8—A real estate investment trust.

9—An entity registered at all times during the tax year under the Investment Company Act of 1940.

10—A common trust fund operated by a bank under section 584(a).

11—A financial institution as defined under section 581.

12—A middleman known in the investment community as a nominee or custodian.

13—A trust exempt from tax under section 664 or described in section 4947.

The following chart shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 13.

IF the payment is for . . .	THEN the payment is exempt for . . .
• Interest and dividend payments	All exempt payees except for 7.
• Broker transactions	Exempt payees 1 through 4 and 6 through 11 and all C corporations. S corporations must not enter an exempt payee code because they are exempt only for sales of noncovered securities acquired prior to 2012.
• Barter exchange transactions and patronage dividends	Exempt payees 1 through 4.
• Payments over $600 required to be reported and direct sales over $5,000[1]	Generally, exempt payees 1 through 5.[2]
• Payments made in settlement of payment card or third-party network transactions	Exempt payees 1 through 4.

[1] See Form 1099-MISC, Miscellaneous Information, and its instructions.

[2] However, the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys' fees, gross proceeds paid to an attorney reportable under section 6045(f), and payments for services paid by a federal executive agency.

Exemption from FATCA reporting code. The following codes identify payees that are exempt from reporting under FATCA. These codes apply to persons submitting this form for accounts maintained outside of the United States by certain foreign financial institutions. Therefore, if you are only submitting this form for an account you hold in the United States, you may leave this field blank. Consult with the person requesting this form if you are uncertain if the financial institution is subject to these requirements. A requester may indicate that a code is not required by providing you with a Form W-9 with "Not Applicable" (or any similar indication) entered on the line for a FATCA exemption code.

A—An organization exempt from tax under section 501(a) or any individual retirement plan as defined in section 7701(a)(37).

B—The United States or any of its agencies or instrumentalities.

C—A state, the District of Columbia, a U.S. commonwealth or territory, or any of their political subdivisions or instrumentalities.

D—A corporation the stock of which is regularly traded on one or more established securities markets, as described in Regulations section 1.1472-1(c)(1)(i).

E—A corporation that is a member of the same expanded affiliated group as a corporation described in Regulations section 1.1472-1(c)(1)(i).

F—A dealer in securities, commodities, or derivative financial instruments (including notional principal contracts, futures, forwards, and options) that is registered as such under the laws of the United States or any state.

G—A real estate investment trust.

H—A regulated investment company as defined in section 851 or an entity registered at all times during the tax year under the Investment Company Act of 1940.

I—A common trust fund as defined in section 584(a).

J—A bank as defined in section 581.

K—A broker.

L—A trust exempt from tax under section 664 or described in section 4947(a)(1).

M—A tax-exempt trust under a section 403(b) plan or section 457(g) plan.

Note: You may wish to consult with the financial institution requesting this form to determine whether the FATCA code and/or exempt payee code should be completed.

Line 5

Enter your address (number, street, and apartment or suite number). This is where the requester of this Form W-9 will mail your information returns. If this address differs from the one the requester already has on file, enter "NEW" at the top. If a new address is provided, there is still a chance the old address will be used until the payor changes your address in their records.

Line 6

Enter your city, state, and ZIP code.

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have, and are not eligible to get, an SSN, your TIN is your IRS ITIN. Enter it in the entry space for the Social security number. If you do not have an ITIN, see *How to get a TIN* below.

If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN.

If you are a single-member LLC that is disregarded as an entity separate from its owner, enter the owner's SSN (or EIN, if the owner has one). If the LLC is classified as a corporation or partnership, enter the entity's EIN.

Note: See *What Name and Number To Give the Requester*, later, for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local SSA office or get this form online at *www.SSA.gov*. You may also get this form by calling 800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at *www.irs.gov/EIN*. Go to *www.irs.gov/Forms* to view, download, or print Form W-7 and/or Form SS-4. Or, you can go to *www.irs.gov/OrderForms* to place an order and have Form W-7 and/or Form SS-4 mailed to you within 15 business days.

If you are asked to complete Form W-9 but do not have a TIN, apply for a TIN and enter "Applied For" in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, you will generally have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note: Entering "Applied For" means that you have already applied for a TIN or that you intend to apply for one soon. See also *Establishing U.S. status for purposes of chapter 3 and chapter 4 withholding*, earlier, for when you may instead be subject to withholding under chapter 3 or 4 of the Code.

Caution: A disregarded U.S. entity that has a foreign owner must use the appropriate Form W-8.

Form W-9 (Rev. 3-2024) Page 5

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if item 1, 4, or 5 below indicates otherwise.

For a joint account, only the person whose TIN is shown in Part I should sign (when required). In the case of a disregarded entity, the person identified on line 1 must sign. Exempt payees, see *Exempt payee code*, earlier.

Signature requirements. Complete the certification as indicated in items 1 through 5 below.

1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. "Other payments" include payments made in the course of the requester's trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments made in settlement of payment card and third-party network transactions, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), ABLE accounts (under section 529A), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

What Name and Number To Give the Requester

For this type of account:	Give name and SSN of:
1. Individual	The individual
2. Two or more individuals (joint account) other than an account maintained by an FFI	The actual owner of the account or, if combined funds, the first individual on the account[1]
3. Two or more U.S. persons (joint account maintained by an FFI)	Each holder of the account
4. Custodial account of a minor (Uniform Gift to Minors Act)	The minor[2]
5. a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee[1]
b. So-called trust account that is not a legal or valid trust under state law	The actual owner[1]
6. Sole proprietorship or disregarded entity owned by an individual	The owner[3]
7. Grantor trust filing under Optional Filing Method 1 (see Regulations section 1.671-4(b)(2)(i)(A))**	The grantor*

For this type of account:	Give name and EIN of:
8. Disregarded entity not owned by an individual	The owner
9. A valid trust, estate, or pension trust	Legal entity[4]
10. Corporation or LLC electing corporate status on Form 8832 or Form 2553	The corporation
11. Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
12. Partnership or multi-member LLC	The partnership
13. A broker or registered nominee	The broker or nominee
14. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity
15. Grantor trust filing Form 1041 or under the Optional Filing Method 2, requiring Form 1099 (see Regulations section 1.671-4(b)(2)(i)(B))**	The trust

[1] List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person's number must be furnished.

[2] Circle the minor's name and furnish the minor's SSN.

[3] You must show your individual name on line 1, and enter your business or DBA name, if any, on line 2. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.

[4] List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

* **Note:** The grantor must also provide a Form W-9 to the trustee of the trust.

** For more information on optional filing methods for grantor trusts, see the Instructions for Form 1041.

Note: If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Secure Your Tax Records From Identity Theft

Identity theft occurs when someone uses your personal information, such as your name, SSN, or other identifying information, without your permission to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.

To reduce your risk:

- Protect your SSN,
- Ensure your employer is protecting your SSN, and
- Be careful when choosing a tax return preparer.

If your tax records are affected by identity theft and you receive a notice from the IRS, respond right away to the name and phone number printed on the IRS notice or letter.

If your tax records are not currently affected by identity theft but you think you are at risk due to a lost or stolen purse or wallet, questionable credit card activity, or a questionable credit report, contact the IRS Identity Theft Hotline at 800-908-4490 or submit Form 14039.

For more information, see Pub. 5027, Identity Theft Information for Taxpayers.

Form W-9 (Rev. 3-2024) Page 6

Victims of identity theft who are experiencing economic harm or a systemic problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 877-777-4778 or TTY/TDD 800-829-4059.

Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.

The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.

If you receive an unsolicited email claiming to be from the IRS, forward this message to *phishing@irs.gov*. You may also report misuse of the IRS name, logo, or other IRS property to the Treasury Inspector General for Tax Administration (TIGTA) at 800-366-4484. You can forward suspicious emails to the Federal Trade Commission at *spam@uce.gov* or report them at *www.ftc.gov/complaint*. You can contact the FTC at *www.ftc.gov/idtheft* or 877-IDTHEFT (877-438-4338). If you have been the victim of identity theft, see *www.IdentityTheft.gov* and Pub. 5027.

Go to *www.irs.gov/IdentityTheft* to learn more about identity theft and how to reduce your risk.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons (including federal agencies) who are required to file information returns with the IRS to report interest, dividends, or certain other income paid to you; mortgage interest you paid; the acquisition or abandonment of secured property; the cancellation of debt; or contributions you made to an IRA, Archer MSA, or HSA. The person collecting this form uses the information on the form to file information returns with the IRS, reporting the above information. Routine uses of this information include giving it to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia, and U.S. commonwealths and territories for use in administering their laws. The information may also be disclosed to other countries under a treaty, to federal and state agencies to enforce civil and criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Under section 3406, payors must generally withhold a percentage of taxable interest, dividends, and certain other payments to a payee who does not give a TIN to the payor. Certain penalties may also apply for providing false or fraudulent information.

The Exchange Agent for the Offer and Consent Solicitation is:

Continental Stock Transfer & Trust Company

1 State Street, 30th Floor

New York, NY 10004

Attention: Corporate Actions Department

Questions or requests for assistance may be directed to the information agent at the address and telephone number listed below. Additional copies of the Prospectus/Offer to Exchange, this Letter of Transmittal and Consent and the Notice of Guaranteed Delivery may also be obtained from the information agent. Any Warrant Holder may also contact its broker, dealer, commercial bank or trust company for assistance concerning the Offer and Consent Solicitation.

The Information Agent for the Offer and Consent Solicitation is:

Morrow Sodali LLC

430 Park Avenue, 14th Floor

New York, New York 10022

Individuals, please call toll-free: (800) 662-5200

Banks and brokerage, please call: (203) 658-9400

Email: TLSI@investor.morrowsodali.com